EXHIBIT 99.4


                                      LEASE



                                     BETWEEN

                            BRADCO SUPPLY CORPORATION
                                   as Landlord

                                       AND

                                   WICKES INC.
                                    as Tenant



                             FOR PROPERTY LOCATED AT


                              145 S. Whitford Road
                                 Exton, PA 19341




DATED:   December ___, 2003

                                TABLE OF CONTENTS
                                -----------------


ARTICLE I.                 BASIC TERMS...........................................................................1
         A.       Address of Landlord............................................................................1
         B.       Address of Tenant..............................................................................1
         C.       Premises.......................................................................................1
         D.       Intentionally Deleted..........................................................................1
         E.       Intentionally Deleted..........................................................................1
         F.       Broker(s)......................................................................................1
         G.       Lease Term.....................................................................................1
         H.       Rent...........................................................................................1

ARTICLE II.                GRANT AND TERM........................................................................2
         A.       Premises.......................................................................................2
         B.       Lease Term.....................................................................................2

ARTICLE III.               RENT..................................................................................3
         A.       Base Rent......................................................................................3
         B.       Late Payment...................................................................................3
         C.       Payment of Rent................................................................................3
         D.       Billing........................................................................................3

ARTICLE IV.                TAXES.................................................................................3

ARTICLE V.                 INTENTIONALLY DELETED.................................................................4

ARTICLE VI.                USE...................................................................................4

ARTICLE VII.               LAWS AND ORDINANCES...................................................................4
         A.       Tenant's Compliance with Laws and Ordinances...................................................4
         B.       Tenant's Right to Contest......................................................................5
         C.       Licenses and Permits...........................................................................5

ARTICLE VIII.              UTILITIES AND SERVICES................................................................5

ARTICLE IX.                QUIET ENJOYMENT.......................................................................5

ARTICLE X.                 ASSIGNMENT AND SUBLETTING.............................................................5

ARTICLE XI.                DAMAGE OR DESTRUCTION.................................................................6

ARTICLE XII.               SIGNS.................................................................................8

ARTICLE XIII.              HOLDING OVER..........................................................................8

ARTICLE XIV.               MORTGAGE , TRANSFER AND LIENS.........................................................8

ARTICLE XV.                EMINENT DOMAIN........................................................................9



ARTICLE XVI.               MAINTENANCE AND REPAIR................................................................9
         A.       Repairs by Landlord............................................................................9
         B.       Repairs by Tenant..............................................................................9
         C.       Surrender of Premises.........................................................................10

ARTICLE XVII.              ALTERATIONS AND ADDITIONS............................................................10

ARTICLE XVIII.             INSURANCE............................................................................12

ARTICLE XIX.               INDEMNIFICATION......................................................................14

ARTICLE XX.                DEFAULT AND REMEDIES.................................................................14
         A.       Defaults......................................................................................15
         B.       Landlord Remedies.............................................................................15
         C.       Non-Waiver....................................................................................15
         D.       Cure Period...................................................................................15
         E.       Rights and Remedies Cumulative................................................................15
         F.       Tenant Remedies; Curing Landlord's Default....................................................16
         G.       Curing Tenant's Defaults......................................................................16
         H.       Self Help.....................................................................................16

ARTICLE XXI.               ATTORNEYS FEES.......................................................................16

ARTICLE XXII.              NOTICES..............................................................................16

ARTICLE XXIII.             CERTIFICATES and subordination.......................................................17
         A.       Certificates..................................................................................17
         B.       Subordination.................................................................................17

ARTICLE XXIV.              LANDLORD REPRESENTATIONS AND WARRANTIES..............................................18

ARTICLE XXV.               INTENTIONALLY DELETED................................................................19

ARTICLE XXVI.              MISCELLANEOUS........................................................................19
         A.       Binding Effect................................................................................19
         B.       Entire Agreement..............................................................................19
         C.       No Accord.....................................................................................19
         D.       Broker........................................................................................20
         E.       Memorandum of Lease and Option................................................................20
         F.       No Waiver.....................................................................................20
         G.       Applicable Law................................................................................20
         H.       Time..........................................................................................20
         I.       Severability..................................................................................20
         J.       No Waste......................................................................................20
         K.       Inspections...................................................................................20

ARTICLE XXVII.             OPTION TO PURCHASE...................................................................21


         A.       Purchase Option...............................................................................21
         B.       Purchase Option Price.........................................................................21
         C.       Closing.......................................................................................21
         D.       Title and Survey..............................................................................22
         E.       Prorations and Costs..........................................................................22
         F.       Landlord's Closing Documents..................................................................23
         G.       Tenant's Closing Documents....................................................................23


                                      LEASE
                                      -----


     THIS LEASE is made as of the ___ day of December, 2003, by and between Bradco Supply CoRPORATION, a New Jersey corporation ("Landlord"), and WICKES INC., a Delaware corporation ("Tenant").

                             ARTICLE I. BASIC TERMS
                             ---------- -----------


     A. Address of Landlord.
        -------------------

                                Bradco Supply Corporation
                                13 Production Way
                                Avenel, New Jersey  07001
                                Attention: Treasurer

     B. Address of Tenant.
        -----------------

                                Wickes Inc. 706 North
                                Deerpath Drive Vernon
                                Hills, Illinois 60061
                                Attn: Real Estate Department

     C. Premises.  The parcel of land which is legally  described in Exhibit "A"
        --------
attached hereto, together with any buildings and other improvements located thereon.

     D. Intentionally Deleted.

     E. Intentionally Deleted.

     F. Broker(s). None.

     G. Lease Term.  The twenty (20) year period  commencing  on December  ____,
        ----------
2003 and expiring on December _____, 2023, unless sooner terminated or unless extended as set forth in this Lease.

     H. Rent.  All sums,  moneys or  payments  required  to be paid by Tenant to
        ----
Landlord pursuant to this Lease whether designated as "Base Rent," "Additional Rent," or otherwise.

          (a) Base Rent. $197,006 per annum ($16,417.17 per month) from the commencement date until the 4th annual anniversary of the commencement date;

          (b) $204,887 per annum ($17,073.92 per month) from the day following the 4th annual anniversary of the commencement date until the 8th annual anniversary of the commencement date;

          (c) $213,082 per annum ($17,756.83 per month) from the day following the 8th annual anniversary of the commencement date until the 12th annual anniversary of the commencement date;

          (d) $221,605 per annum ($18,467.08 per month) from the day following the 12th annual anniversary of the commencement date until the 16th annual anniversary of the commencement date; and

          (e) $230,469 per annum ($19,205.75 per month) from the day following the 16th annual anniversary of the commencement date until the expiraiton of the Lease Term.

     I. Security Deposit. Upon execution of this Lease, Tenant shall deposit the
        ----------------
security deposit in an amount equal to the first month's Base Rent (the "Security Deposit") with Landlord as security for the performance of Tenant's obligations under this Lease. Upon the occurrence of a Default, Landlord may use all or any part of the Security Deposit for the payment of any Rent or for the payment of any amount which Landlord may pay or become obligated to pay by reason of such Default, or to compensate Landlord for any loss or damage which Landlord may suffer by reason of such Default. If any portion of the Security Deposit is used, Tenant shall within five (5) days after written demand therefor deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount. Landlord shall not be required to keep the Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on the Security Deposit. In no event shall the Security Deposit be considered an advanced payment of Rent, and in no event shall Tenant be entitled to use the Security Deposit for the payment of Rent. If no default by Tenant exists hereunder, the Security Deposit or any balance thereof shall be returned to Tenant promptly upon expiration or earlier termination of this Lease in accordance with the provisions hereof.

                           ARTICLE II. GRANT AND TERM
                           ----------- --------------

     A.  Premises.  In  consideration  of the rents,  covenants,  agreements and
         --------
conditions hereinafter provided to be paid, kept, performed and observed, Landlord leases to Tenant the Premises described in Article I(C), subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises and any covenants, conditions and restrictions of record and Tenant accepts the Premises subject thereto and to all matters disclosed thereby. It is specifically understood by the parties hereto that this is a triple net lease, which means that in addition to the Rent, the Tenant shall be responsible for all obligations and expenses relating to the Premises.

     B. Lease Term.
        ----------

          (a) Tenant shall have and hold the Premises for and during the Lease Term described in Article I(G), subject to the payment of Rent and to the full and timely performance by Tenant of the covenants and conditions hereinafter set forth. Tenant accepts the premises "as is" and in such condition as the same are or may be as of the date hereof, and except as herein specifically provided. Landlord shall not be obligated or required to do any work or to make any alterations or install any fixtures, equipment or improvements, or make any repairs or replacements to or on the Premises in order to fit the same for Tenant's use.

          (b) Tenant shall have an option to terminate this Lease ("Termination Option") which may be exercised by Tenant one time only effective at the end of the last day preceding the 10th anniversary of the first day of the Lease Term (the "Termination Option Date") provided that Tenant shall have given written notice of such Termination Option to Landlordnot less than 180 days prior to the Termination Option Date. Obligations of a nature that would survive the expiration of the Term of this Lease as provided herein shall survive the Termination Option Date to the extent that such obligations accrued prior to the Termination Option Date.

                               ARTICLE III. RENT
                               ------------ ----

     A. Base Rent.  Tenant  shall pay to  Landlord  the Base Rent  specified  in
        ---------
Article I(H) in lawful money of the United States in equal consecutive monthly installments in advance on the first day of each and every month during the Lease Term.

     B.  Late  Payment.  If  Tenant  shall  fail to pay when the same is due and
         -------------
payable, any installment of Rent required to be paid by Tenant under this Lease, including without limitation Additional Rent as defined in Section XX(G), such unpaid amount shall bear interest ten days after the due date thereof to the date of payment at the rate of ten percent (10%) per annum, but in no event at a rate which is higher than the legal limit.

     C. Payment of Rent. Rent shall be payable without  demand,  or notice.  All
        ---------------
Rent due under this Lease shall be paid by checks payable to the order of Landlord, which checks shall be mailed or delivered to Landlord at the address designated in Article I(A) above, or in such other manner or at such other place as Landlord may from time to time designate to Tenant. Rent will be prorated for partial months or partial years within the Lease Term (and for partial months or partial years within periods for which same are payable).

     D. Billing. Landlord's failure during the Lease Term to prepare and deliver
        -------
any statements or bills or Landlord's failure to make a demand under any provision of this Lease shall not in any way be deemed to be a waiver of or cause Landlord to forfeit or surrender its rights to collect the Rent which may have become due pursuant to this Lease during the term of this Lease. Tenant's liability for the Rent due hereunder shall survive the expiration or sooner termination of this Lease.

                               ARTICLE IV. TAXES
                               ----------- -----

     Tenant agrees to pay to Landlord as additional Rent all real estate taxes levied or assessed against the Premises at any time during the Term, and any renewal or extension thereof. For the purposes of this Lease, the term "real estate taxes" shall include all real estate taxes and assessments, both general and special and any other form of tax, assessment, license, fee, rent tax, levy penalty (if as a result of Tenant's delinquency) impositions and charges of every kind and nature whatsoever which may be assessed against the Premises, extraordinary as well as ordinary, foreseen and unforeseen, and each and every installment thereof which shall or may, during or pertaining to the Term, be levied, assessed, imposed, become due and payable, or liens upon, or arising in connection with, the use, occupancy or possession of, or due or payable out of or for, the Premises or any part thereof, and all costs incurred by Landlord in contesting or negotiating the same with governmental authorities.

     Nothing herein contained shall be construed to include any inheritance, estate, succession, transfer, gift, franchise, corporation, income or profit tax or capital levy that is or may be imposed upon Landlord; provided, however, that, if at any time during the Term the methods of taxation prevailing at the Commencement Date shall be altered so that in lieu of or as an addition to the whole or any part of the taxes now levied, assessed or imposed on real estate as such, there shall be levied, assessed or imposed (i) a tax on the rents received from such real estate, or (ii) a license fee measured by the rents receivable by Landlord from the Premises or any portion thereof, or (iii) a tax or license fee imposed upon Landlord which is otherwise measured by or based in whole or in part upon the Premises or any portion thereof, then the same shall be included in the computation as if the amount of such tax or fee so payable were that due if the Premises were the only property of Landlord subject thereto.

     All references herein to real estate taxes for a particular calendar year shall be deemed to refer to real estate taxes levied, assessed or otherwise imposed for such calendar year without regard to when such real estate taxes are payable. If and to the extent the assessed valuation of the Premises is increased by reason of any special improvements which are made to the Premises by or on behalf of Tenant, Tenant shall pay the full amount of all real estate taxes thereafter payable during the Term which are attributable to such increased assessment.

                        ARTICLE V. INTENTIONALLY DELETED
                        ---------- ---------------------

                                ARTICLE VI. USE
                                ----------- ---

     The Premises are leased to Tenant for, and Tenant and its successors and assigns shall be permitted to use the Premises for, the purpose of conducting or carrying on the business of a truss manufacturing facility, retail and wholesale lumber and building materials supply center, or for any other lawful purpose.

                        ARTICLE VII. LAWS AND ORDINANCES
                        ------------ -------------------

     A. Tenant's Compliance with Laws and Ordinances. Except for the performance
        --------------------------------------------
by Landlord of certain environmental remediation as described in the Real Estate Sale and Leaseback Agreement between Landlord and Tenant, Tenant, at its expense, shall promptly comply at all times during the Lease Term with all laws and ordinances and the orders, rules and regulations and requirements of all federal, state and municipal governments and appropriate departments, commissions, boards, and officers thereof, and the orders, rules and regulations of the Board of Fire Underwriters where the Premises are situated, or any other body now or hereafter constituted exercising similar functions, foreseen or unforeseen, ordinary as well as extraordinary, and whether or not the same require structural repairs or alterations, which may be applicable to the Premises, or the use or manner of use of the Premises. Tenant will likewise observe and comply with the requirements of all policies of public liability, fire and all other policies of insurance at any time in force with respect to the Premises and the improvements and equipment comprising same. If as a result of Tenant's use of the Premises the Premises are required to be brought into compliance with the requirements of the Americans with Disabilities Act, or any similar local laws or regulations, (hereinafter collectively referred to as the "ADA"), the cost and obligation for same shall be the sole obligation of Tenant to perform. In that regard, Tenant hereby indemnifies and holds Landlord harmless from any and all costs, expenses, and fines that may arise requiring compliance with the ADA as a result of Tenant's use of the Premises or its activities at the Premises.

     B.  Tenant's  Right to Contest.  Tenant  shall have the right to contest by
         --------------------------
appropriate legal proceedings, without cost or expense to Landlord, the validity of any law, ordinance, order, rule, regulation or requirement of the nature herein referred to, and if, by the terms of any such law, ordinance, order, rule, regulation or requirement, compliance therewith may legally be held in abeyance without subjecting Tenant or Landlord to any liability for failure so to comply therewith, Tenant may postpone compliance therewith until the final determination of any such proceedings, provided that all such proceedings shall be prosecuted with all due diligence and dispatch.

     C.  Licenses  and  Permits.  Tenant  shall obtain and maintain at all times
         ----------------------
during the Lease Term, all licenses and permits required to conduct or operate its business in and upon the Premises which are required by any applicable governmental body or agency having jurisdiction over the Premises and shall pay the fee or charge imposed for issuance of such license or permit. Tenant shall renew any such licenses and permits in accordance with the rules, codes, statutes or ordinances requiring such licenses or permits. Tenant, at its expense, shall comply with all requirements and perform all necessary action required under such rules, codes, statutes or ordinances for the issuance and continuance of such permits or licenses.

                      ARTICLE VIII. UTILITIES AND SERVICES
                      ------------- ----------------------

     Except as otherwise provided herein, Tenant shall contract in its own name and timely pay for all charges for electricity, gas, fuel, telephone, trash hauling, snow removal, and any other services or utilities used in, servicing or assessed against the Premises, unless otherwise herein expressly provided. Landlord shall have no liability to Tenant nor shall Rent abate in the event of any interruption or discontinuance of any of the aforesaid utilities or services to the Premises. Tenant shall at all times during the Term provide and maintain in good condition, repair and use, the water well and septic sewer system existing on the Premises on the commencement date of this Lease.

                          ARTICLE IX. QUIET ENJOYMENT
                          ----------- ---------------

     Landlord covenants that Tenant, on paying the Rent herein provided and keeping, performing and observing the covenants, agreements and conditions herein required of Tenant, shall peaceably and quietly hold and enjoy the Premises for the Lease Term without hindrance by anyone claiming by or through Landlord, subject, however, to the terms and conditions of this Lease.

                      ARTICLE X. ASSIGNMENT AND SUBLETTING
                      ---------- -------------------------



     Tenant shall not, without Landlord's prior written consent, (a) assign, sublease, or convey this Lease or any interest under it; (b) allow any transfer thereof of Tenant's interest by operation of law or otherwise; (c) sublet the Premises or any part thereof; or (d) permit the use or occupancy of the Premises or any part thereof by anyone other than Tenant. Landlord agrees that it will not unreasonably withhold its consent to any assignment or sublease, provided that if Tenant requests Landlord's consent to a sublease or to an assignment of all or a substantial portion of the entire Premises, Landlord may, in lieu of granting such consent or reasonably withholding the same, terminate this Lease, effective on the commencement date specified in the sublease or on the effective date of said assignment, as the case may be, to which Landlord's consent was requested. No permitted assignment or subletting shall relieve Tenant of Tenant's covenants and agreements hereunder and Tenant shall continue to be liable as a principal and not as guarantor or surety, to the same extent as though no assignment or subletting had been made.

                       ARTICLE XI. DAMAGE OR DESTRUCTION
                       ----------- ---------------------

     A. (a) If the Premises is damaged by any cause required to be covered by insurance pursuant to Article 18, Tenant, at its sole expense, shall forthwith repair, restore, and rebuild the same with all reasonable dispatch and diligence, so far as practicable and lawful, to a complete unit of like quality, character, and condition and the same layout and parking to rentable square foot ratio as that which existed immediately prior to the damage. Tenant shall be entitled to the use of insurance proceeds available from insurance covering such damage to the extent of the actual cost of such repair. Said repair, restoration and rebuilding shall be constructed in accordance with plans and specifications approved in writing by Landlord, prepared by a licensed architect selected and employed by Tenant and approved in writing by Landlord, and performed by a licensed general contractor approved in writing by Landlord. None of the approvals to be obtained from Landlord in the previous sentence shall be unreasonably withheld. During such repair, restoration or rebuilding Landlord shall at all times have access to the Premises for the purpose of making inspections of the work in progress.

          (b) If Tenant does not either:

               (i) Obtain a building permit for any repairs, rebuilding or restoration required hereunder within three (3) months from the date of such damage or destruction, or

               (ii) Complete such repairs, rebuilding or restoration and comply with the conditions in Article XI(B) below for the resumption of rent and other payments by Tenant within six (6) months after the date of such damage or destruction, then in either event Landlord may at any time thereafter cancel and terminate this Lease by sending ninety (90) days written notice thereof to Tenant, except however said notice of cancellation shall not be effective if Tenant within said ninety (90) day period shall obtain such permit or complete and comply as aforesaid, as the case may be.

     B. (a) In the event that the Premises is damaged to the extent that it is not reasonably suitable for the normal conduct of Tenant's business materially as carried on prior to said damage, and despite such damage, Tenant elects to continue occupancy of the Premises, then from the date of such damage until completion of repair, restoration, and rebuilding, there shall be an equitable adjustment in Rent, and any imposition and charges, including but not limited to real estate taxes, insurance and maintenance expenses, taking into account the interference with Tenant's normal conduct of business and loss of profit resulting therefrom. If Tenant elects to discontinue occupancy because the the Premises are not reasonably suitable for the normal conduct of Tenant's business materially as carried on prior to said damage, then the Rent and any impositions and charges, including but not limited to real estate taxes, insurance and maintenance expenses, shall completely abate during the period of repair. Notwithstanding anything herein to the contrary, Tenant shall only be entitled to an abatement of the Rent to the extent that Landlord receives payment of the proceeds of any rent insurance in lieu of Rent.

          (b) Tenant shall not be required to accept delivery of possession of the Premises and to commence payment of Rent and other charges payable by Tenant to Landlord hereunder until the earlier of (i) the date on which Tenant recommences to conduct business on the entire Premises, or (ii) sixty (60) days after the date on which the last of all the following events have occurred:

               (i) The architect in charge of the construction on the Premises certifies in writing to Tenant that said construction has been completed in strict accordance with the approved plans and specifications;

               (ii) A certificate of occupancy or an equivalent use permit, and all other requisite permits necessary for Tenant to conduct business on the Premises and for the public to have access to the Premises are issued by the appropriate legal authorities issuing same (Landlord shall deliver to Tenant certified or photostatic copies of same); and

               (iii) If the location of the foundations or exterior walls has been changed, Landlord delivers to Tenant an as-built survey of the restored Premises.

     C. If more than one-third (1/3) of the improvements upon the Premises are destroyed and such destruction occurs within the last one (1) year of the initial Lease Term to such an extent that Tenant shall be unable to conduct business on the Premises, Tenant at its option may terminate this Lease effective as of the date of such casualty by giving to the Landlord within thirty (30) days after the occurrence of such casualty, written notice of such termination. If said notice be given within said thirty (30) day period by Tenant, this Lease shall terminate and Tenant shall assign to Landlord all of Tenant's claim or interest in and to insurance proceeds otherwise allowable for the repair and restoration of said improvements.

     D. (a) If Tenant fails or is unable to obtain a building permit for repairs, rebuilding or restoration of the Premises within three (3) months from the date damage occurs, Landlord shall have the right to apply for that permit and Tenant shall cooperate with Landlord in its application.

          (b) If Tenant stops the restoration of the Premises or if Landlord obtains a building permit pursuant to Article XI(D)(a) above, Landlord may take over the restoration of the Premises. If Landlord elects to take over the restoration of the Premises, Tenant shall:

               (i) Turn over all insurance proceeds in its possession to Landlord and assign to Landlord its right to all uncollected insurance proceeds and all insurance proceeds held by or for the benefit of the holder of the beneficiary's interest under a deed of trust encumbering the Premises; and

               (ii) (Assign to Landlord its rights under contracts with the architect and general contractor with respect to the work done and to be done on the Premises.

                               ARTICLE XII. SIGNS
                               ------------ -----

     Subject to Tenant's compliance with all applicable laws and regulations applicable to the posting or erecting of signs, Tenant shall have the right to erect temporary and permanent signs advertising Tenant's business, which sign or signs may be erected on the Premises. Landlord will assist Tenant, at Tenant's expense, in securing any permits and approvals from governmental authorities necessary for Tenant's signs. Any signs of Tenant shall remain the property of Tenant, and Landlord agrees that Tenant shall have the right, provided Tenant is not in default under the terms of this Lease, at any time, and from time to time, to remove any and all signs which it may have stored or installed in the Premises. Tenant, at its sole cost and expense, shall repair within a reasonable time any damage occasioned to the Premises by reason of the removal of any such signs.

                           ARTICLE XIII. HOLDING OVER
                           ------------- ------------

     If Tenant, or any person claiming through Tenant, shall continue to occupy the Premises after the expiration or earlier termination of the Lease Term without the consent in writing of Landlord, such occupancy shall be deemed to be under a month-to-month tenancy under the same terms and conditions set forth in this Lease; except, however, that the Base Rent for each month during such continued occupancy shall be 125% of the amount in effect as of the expiration or earlier termination of the Lease Term. Anything to the contrary notwithstanding, any holding over by Tenant without Landlord's prior written consent shall constitute a default hereunder and shall be subject to all the remedies set forth in Article XX hereof.

                   ARTICLE XIV. MORTGAGE , TRANSFER AND LIENS
                   ------------ -----------------------------

     A. Landlord shall have the right to transfer, mortgage, pledge or otherwise encumber, assign and convey, in whole or in part, the Premises, its interest in this Lease, and all or any part of the rights now or hereafter existing and all Rent payable to Landlord under the provisions hereof. Tenant shall not have the right to mortgage, pledge, or otherwise encumber its leasehold interest under this Lease.

     B. Tenant shall not suffer or permit any vendor's, mechanic's, laborer's, or materialman's statutory or similar lien to be filed against the Premises or any interest of Landlord or Tenant therein by reason of labor, services or materials supplied or claimed to have been supplied to Tenant or anyone holding the Premises, or any part thereof, through or under Tenant (including labor, services or materials supplied in connection with the construction or restoration referred to in Articles XVII). If any such lien shall at any time be filed against the Premises, Tenant shall, within 20 days after notice of the filing thereof, cause the same to be released and discharged. Notwithstanding the foregoing, Tenant shall not be in default hereunder provided Tenant delivers to Landlord a bond or bonds in an amount equal to the claim of any such lien and proceeds diligently and in good faith to contest said lien.


                           ARTICLE XV. EMINENT DOMAIN
                           ----------- --------------

     If the Premises or such substantial part (in excess of 50% of the square footage of the Premises) thereof as reasonably renders the remainder unfit for the intended uses shall be taken by any competent authority under the power of eminent domain or be acquired for any public or quasi-public use or purpose, the Lease Term shall cease and terminate upon the date when the possession of the Premises or the part thereof so taken shall be required for such use or purpose and without apportionment of the award. If any condemnation proceeding shall be instituted in which it is sought to take any part of the Premises or to change the grade of any street or alley adjacent to the Premises or to take any portion of the Premises used by Tenant for parking, storage or access to the Premises and such taking or change of grade makes it necessary or desirable to remodel the Premises (or any one of them) so as to avoid any material change in the conduct of Tenant's operations at the Premises or to take any portion of the Premises used by Tenant for parking, storage or access to Premises to conform to the changed grade, or makes the use of the Premises less desirable for its intended purposes in any material way, each party shall have the right to terminate this Lease after having given written notice of termination to the other party not less than ninety (90) days prior to the date of termination designated in the notice. In either of said events, Rent at the then current rate shall be apportioned as of the date of the termination. Tenant may pursue a separate award for its leasehold estate and for or depreciation to and cost of removal of Tenant's equipment and fixtures, and Tenant's relocation expenses.

                      ARTICLE XVI. MAINTENANCE AND REPAIR
                      ------------ ----------------------

     A. Repairs by Landlord.  Landlord  shall have no  maintenance,  repair,  or
        -------------------
replacement obligations hereunder.

     B.  Repairs by Tenant.  All repairs and  replacements  to the  Premises and
         -----------------
parking areas, including, without limitation, repairs and replacements to the doors, door frames, windows, window frames, plate glass, storefront, fixtures, and all electrical, plumbing and sewage pipes, lines, ducts, wires, conduits and components located within or exclusively serving the Premises, foundations, roof, exterior walls, load and non-load bearing interior walls, all paved areas, heating and air conditioning equipment, and sprinklers, shall be performed by Tenant, at its expense. All such repairs and replacements shall be of first class quality sufficient for the proper maintenance and operation of the Premises. If Tenant refuses or neglects to repair or replace any portion of the Premises as required by this Lease and to the reasonable satisfaction of Landlord, Landlord, upon written notice to Tenant may, but shall not be obligated to, make such repairs or replacements and upon completion thereof, Tenant shall promptly pay Landlord's costs thereof.

     C.  Surrender of Premises.  Tenant shall,  upon  termination of this Lease,
         ---------------------
surrender to Landlord the Premises in the same condition, order and repair as the Premises are in on the date of this Lease, ordinary wear and tear excepted, but subject to Tenant's repair and maintenance obligations under this Article.

                    ARTICLE XVII. ALTERATIONS AND ADDITIONS
                    ------------- -------------------------

     A. Tenant shall have the right to make any alterations, improvements, or additions to the Premises without the prior written consent of Landlord, provided that the estimated cost of such alteration, improvement or addition does not exceed $100,000 per annum. In the event that such cost exceeds $100,000 per annum, Tenant shall obtain Landlord's prior written consent, which consent shall not be unreasonably withheld, before performing any such work. Permanent alterations, improvements or additions so made by either of the parties upon the Premises, except movable furniture and equipment placed in the Premises at the expense of Tenant, shall be and become the property of Landlord and shall remain upon and be surrendered with the Premises as a part thereof at the termination of this Lease, without disturbance, injury or damage; provided, however, that if Landlord advised Tenant in writing at the time of Landlord's approval of any alteration (or, if Landlord's approval is not required, prior to commencement of such alteration) that Tenant would be required to remove such alteration, then Landlord shall have the right to require Tenant to remove such alteration, at Tenant's sole cost and expense, upon the termination of the Lease and Tenant's surrender of the Premises, and repair any damages resulting from such removal.

     B. All changes and alterations when completed shall be of such a character as not to reduce, or otherwise adversely affect, the value of the Premises nor to reduce the cubic content of the improvements, nor change the character of the improvements as to use. All work done in connection with any change or alteration shall be done promptly and in a good and workmanlike manner and in compliance with the building and zoning laws of the place in which the Premises are located and with all laws, ordinances, orders, rules, regulations and requirements of all federal, state and municipal governments and the appropriate departments, commissions, boards and officers thereof, and in accordance with the orders, rules and regulations of the Board of Fire Underwriters where the Premises are situated or any other body exercising similar functions; the cost of any such change or alteration shall be paid in cash and in such manner that the Premises shall at all times be free of liens for labor and materials supplied or claimed to have been supplied to the Premises. All parties performing work on the Premises must meet the following insurance requirements.

     The Tenant shall obtain and shall require its contractors or vendors of any tier, to pay for and keep in force, insurance for protection from claims under workers' compensation acts; claims for damages because of bodily injury, including personal injury, sickness, disease or death of any of the contractors' employees or of any other person; claims for damages because of injury to or destruction of property including loss of use resulting therefrom, claims for damages because of bodily injury or death of any persons or property damage arising out of ownership, maintenance or use of any motor vehicle, aircraft, or watercraft, and claims arising out of the performance of the contract and caused by the contractor's negligence. Compliance by the contractor with the insurance requirements set forth herein shall not relieve the contractor from liability for amounts in excess of the limits of insurance.

     Prior to commencement of the work, the contractor shall deliver to Landlord insurance certificates evidencing that the required insurance is in force with insurance companies satisfactory to Landlord. The contractor shall deliver to Landlord, upon request, copies of the actual insurance policies. All certificates of insurance required hereunder shall specifically state the insurer's promise that there shall be no material change in, or cancellation of the policy or policies evidenced except upon 30 days prior written notice via certified mail to Landlord, and that 30 days prior to the renewal date, the contractor shall furnish Landlord with updated or replacement certificates of insurance that clearly evidence continuation of all coverages in the same manner, limits and protection, as required. Landlord shall be included as additional insureds under all coverages (except Professional Liability & Statutory Workers Compensation) as required by this contract and such additional insureds shall include coverage for completed operations and shall be specifically identified on the certificates of insurance.

     Such insurance as required shall be kept in force by the contractor continuously during the life of the contract, and for a period of not less than 90 days from the date of final completion. Additionally, the completed operations Insurance required hereunder shall be kept in force by the contractor for a period of not less than one year after the date of final completion.

     The types of insurance, and MINIMUM amounts of limits, required hereunder are:

          (a)   1.   Workers'   Compensation   Insurance   coverage;   statutory
     requirements in the State where the property is located and any other applicable state.

          (b) Employers Liability Insurance (Stop Gap for Monopolistic States) with limits of not less than $500,000 per accident per person, $500,000 per disease per person, $500,000 aggregate

          (c) Commercial General Liability Insurance, written on an occurrence form:

               $500,000         Each Occurrence (BI & PD Combined Single Limit)

               $1,000,000       General Aggregate

               $1,000,000       Personal and Advertising Injury Liability to
                                include coverage for employee related claims

               $1,000,000       Products and Completed Operations Aggregate

               $1,000,000       Fire Damage Legal Liability (Any One Fire)

               $5,000           Medical Payments (Any One Person)

          (d) Excess/Umbrella Liability Insurance, written on an occurrence form:

               $500,000         Each Occurrence

               $500,000         Aggregate

               The Excess/Umbrella Liability coverage must be as broad or broader than the Primary Insurance policies.

          (e) Comprehensive Automobile Liability Insurance covering all owned, non-owned and hired automobiles used in connection with the work, with combined single limit coverage for Bodily Injury and Property Damage of not less than $1,000,000 per accident.

          (f) In lieu of the total limits of liability being provided under the primary liability insurance, the contractor may provide the liability limit specified by means of a combination of Primary and Excess/Umbrella Liability insurance. The Excess/Umbrella Liability coverage must be as broad or broader than the Primary Insurance policies. All policies and certificates required of the contractor shall be endorsed to include Landlord as an additional insured (except Professional Liability and Statutory Workers Compensation), and provide primary coverage without right of contribution by any insurance carried by Landlord. All policies shall be written by insurers acceptable to the additional insureds that have an A.M. Best's Rating of A-VII. Tenants stall require coverages and limits as it sees fit.

     C. Landlord, by approving or inspecting any design, plans, drawings or specifications or any contract for work or materials or the method of performing any work by Tenant or its employees, agents, contractors or subcontractors, does not assume any responsibility or liability as to the safety, adequacy, sufficiency, legality or otherwise of what is approved or inspected, which responsibility or liability shall be and remain with Tenant.

                            ARTICLE XVIII. INSURANCE
                            -------------- ---------

     Tenant, at its expense, shall procure and maintain at all times during the Lease Term, or any renewal, extension, or holding over thereof, a policy or policies of (i) commercial general, automobile liability, and property damage insurance, insuring Landlord and Tenant, as their respective interests may appear, against claims for personal injury, including death, and property damage, including use thereof with $2,000,000.00 combined single limit for both bodily injury and property damage occurring in, on or about the Premises; and
(ii) fire and extended coverage insurance on the Premises and improvements located on the Premises in an amount equal to the full replacement value thereof and with reasonable deductibles. Such policies of insurance shall contain a provision for not less than thirty (30) days' prior written notice to Landlord and any mortgagee of Landlord in the event of cancellation or material modification of the terms and conditions thereof. Such insurance may be provided under a blanket policy, provided that an endorsement naming Landlord as an additional insured and loss payee is attached thereto. Landlord and Tenant each agree that neither Landlord nor Tenant (and their successors and assigns) will have any claim against the other for any loss, damage or injury which is covered by insurance carried by either party and for which recovery from such insurer is made, notwithstanding the negligence of either party in causing the loss. This release shall be valid only if the insurance policy in question expressly permits waiver of subrogation or if the insurer agrees in writing that such waiver of subrogation will not affect coverage under said policy. Each party agrees to use its best efforts to obtain such an agreement from its insurer if the policy does not expressly permit a waiver of subrogation. All policies of insurance hereunder as to which Tenant is obligated to pay premiums shall expressly provide that Landlord has no obligation to pay premiums or other charges in respect thereof. All insurance required to be maintained by Tenant shall be carried with a company or companies reasonably acceptable to Landlord licensed or authorized to do business in the state where the Property is located, with an AM Best's rating of A-VII or better, shall be written for terms of not less than one year, unless the Landlord is notified, and Tenant shall furnish Landlord (and any other parties required to be designated as additional insureds under any policies) with certificates evidencing the maintenance of such insurance and the payment of the premiums therefor, and with renewals thereof at least ten (10) days prior to the expiration of any such policy. Upon Tenant's default in obtaining or delivering any such policy or policies or failure to pay the premiums therefor, Landlord may (but shall not be obligated to) secure or pay the premium for any such policy or policies and charge Tenant as Additional Rent therefor. Notwithstanding anything herein to the contrary, Landlord shall have the right, at any time, to reject insurance provided hereunder by an insurance company that does not have an A.M. Best's rating of A-VII.

     During the Term, and any renewal term, Tenant, at its own cost and expense, shall provide and keep in force rent insurance in favor of the Landlord in an amount not less than Rent payable hereunder. Only Landlord shall be named as an insured under this coverage

     All insurance coverage amounts may be increased from time to time at the reasonable discretion of the Landlord in order to afford proper protection to both Landlord and Tenant. In order to satisfy the requirements of this Section as to limits of coverage and any increases thereof, Landlord shall accept Tenant's extended or umbrella coverage as evidence of satisfactory limits hereunder. Notwithstanding anything herein to the contrary contained, the maximum limits of liability insurance which Landlord may require at any time for the individual coverages set forth in Article XVIII as to the various liability coverages shall be $5,000,000. Tenant shall, at all times during the term or any renewal term, maintain and keep in full force and effect excess or umbrella coverage in an amount at least equal to $5,000,000.

                          ARTICLE XIX. INDEMNIFICATION
                          ------------ ---------------

     A. (a) Tenant, its successors and assigns, shall indemnify, defend with counsel approved by Landlord, and hold Landlord, its officers, directors, employees, contractors, attorneys and agents, harmless from and against any and all claims, judicial, administrative and private-party actions and proceedings, costs, penalties, expenses (including, but not limited to, attorneys' fees, consultants' fees, laboratory fees and natural resource damages), judicial or administrative orders, including, without limitation, any and all governmental or administrative claims, proceedings or actions which result solely from the release by Tenant of Hazardous Materials from Tenant's business operations at the Premises in violation of Hazardous Substance Laws, and which release may have occurred either during Tenant's occupancy of the Premises prior to the Lease Term or during the Lease Term but prior to the termination date of this Lease solely as the result of Tenant's business operations on the demised premises.

          (b) The term  "Hazardous  Materials"  means and shall  include (i) all
                         --------------------
     elements or compounds that are contained in the list of hazardous substances adopted by the United States Environmental Protection Agency and the list of toxic pollutants designated by Congress or the Environmental Protection Agency or under any of the Hazardous Substance Laws as defined below; and (ii) any hazardous waste, hazardous substance, hazardous materials (including, but not limited to, petroleum and petroleum-related products, material, and substances), toxic substance, regulated substance, pollutant or contaminant as defined under any Hazardous Substance Laws.

          (c) "Hazardous Substance Laws" means the following provisions, as they
               ------------------------
     shall be in effect from time to time, and any and all regulations adopted and publications promulgated pursuant thereto: the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. ss. 9601 et seq., the Resource Conservation and Recovery Act, as amended, 42 U.S.C. ss. 6901 et seq., the Federal Water Pollution Control Act, as amended, 33 U.S.C. ss. 1251 et seq., the Toxic Substances Control Act, 15 U.S.C. ss. 2601 et seq., the Hazardous Liquid Pipeline Safety Act of 1979, as amended, 40 U.S.C. ss. 2001 et. seq., the Hazardous Materials Transportation Act, as amended, 49 U.S.C. ss. 1801, et seq., the Safe Water Drinking Act, 42 U.S.C. ss. 300F, et seq., the Clean Water Act, 33 U.S.C. ss. 1251, et seq., the Environmental Protection Agency regulations pertaining to asbestos, including 40 C.F.R Part 61, Subpart M, the Occupational Safety and Health Administration regulations pertaining to asbestos, including 29 C.F.R. ss.ss. 1901.1001 and 1926.58, the Federal Insecticide, Fungicide, and Rodenticide Act, 7 U.S.C. ss. 136 et seq., the Federal Clean Air Act, as amended 42 U.S.C. ss. 7401 et seq., any so called federal, state or local "superfund" or "superlien" statute, and any other federal, state or local law, rule, regulation or ordinance related to environmental, health, safety, or welfare matters of any kind or nature whatsoever.

          (d) The indemnifications provided for in this paragraph shall survive the Lease Term.

                        ARTICLE XX. DEFAULT AND REMEDIES
                        ----------- --------------------

     A. Defaults. It shall be an event of default: (a) If Tenant does not pay in
        --------
full when due any and all installments of Base Rent or Additional Rent or any other charges or payments; or (b) If either party violates or fails to perform or otherwise breaches any agreement, term, covenant or condition contained in this Lease; or (c) If substantially all of Tenant's assets in or on the Premises or Tenant's interest in this Lease is attached or levied upon under execution (and Tenant does not discharge same within sixty (60) days thereafter).

     B. Landlord Remedies.  Upon the occurrence of an event of default by Tenant
        -----------------
hereunder, and the expiration of the applicable grace period as hereinafter provided, Landlord shall have the following rights: (a) To accelerate the whole or any part of the Rent for the entire unexpired balance of the Lease Term, and any Rent if so accelerated shall, in addition to any and all installments of Rent already due and payable and in arrears, be deemed due and payable as if, by the terms and provisions of this Lease, such accelerated Rent was on that date payable in advance; and (b) To re-enter the Premises, together with all additions, alterations and improvements, and, at the option of Landlord, remove all persons and all or any property therefrom, by any suitable action or proceeding at law, and repossess and enjoy the Premises. Upon recovering possession of the Premises by reason of or based upon or arising out of a default on the part of Tenant, Landlord may, at Landlord's option, either terminate this Lease or Tenant's right of possession, and in either such event, make such alterations and repairs as may be necessary in order to relet the Premises and thereafter relet the Premises. If rentals received from such reletting during any month shall be less than that to be paid during that month by Tenant, Tenant shall pay any such deficiency to Landlord. Notwithstanding anything to the contrary herein, Landlord shall have a duty to mitigate the damages recoverable by Landlord due to a default by Tenant under this Lease.

     C.  Non-Waiver.  No waiver by either party of any breach by the other party
         ----------
or any of the other party's obligations, agreements or covenants herein shall be a waiver of any subsequent breach or of any obligation, agreement or covenant, nor shall any forbearance by either party to seek a remedy for any breach by the other party be a waiver by such non-breaching party of any rights and remedies with respect to such or any subsequent breach.

     D. Cure Period.  Notwithstanding anything hereinabove stated, except in the
        -----------
case of emergency, and except in the event of any default enumerated in subparagraph (c) of Article XX(A) above, Landlord or Tenant, as the case may be, will not exercise any right or remedy provided for in this Lease or allowed by law unless, with respect to any default by Tenant in the payment of Rent, Tenant does not cure the default within five (5) days after written demand for payment by Landlord or its authorized agent or property manager of such Rent or unless, with respect to any other default by either party in the prompt and full performance of any other provision of this Lease, the defaulting party does not cure (or in the case of a default that cannot reasonably be cured within thirty
(30) days, does not commence and diligently  proceed to cure) same within thirty
(30) days after written demand by the non-defaulting party or its authorized agent that the default be cured.

     E. Rights and Remedies Cumulative. No right or remedy herein conferred upon
        ------------------------------
or reserved to either party is intended to be exclusive of any other right or remedy provided herein or by law, but each shall be cumulative and in addition to every other right or remedy given herein or now or hereafter existing at law or in equity or by statute.

     F. Tenant Remedies;  Curing Landlord's  Default.  In the event of an act of
        --------------------------------------------
default by Landlord, Tenant may, at its option:

          (a) Give Landlord not less than thirty (30) days written notice of termination of this Lease, in which case this Lease will terminate the specified number of days after the notice is received unless by that date Landlord has cured the default.

          (b) Perform the obligation as to which Landlord is in default, in which case the amount of Tenant's expenses incurred in performing Landlord's obligation shall, at the Tenant's option, be paid by Landlord upon demand by Tenant as they become due or be offset against Rent next due and payable under this Lease.

     G.  Curing  Tenant's  Defaults.  If  Tenant  shall  be in  default  in  the
         --------------------------
performance of any of its obligations hereunder, Landlord, without any obligation to do so, in addition to any other rights it may have in law or equity, may elect (but shall not be obligated) to cure such default on behalf of Tenant after written notice (except in the case of emergency) to Tenant. Tenant shall reimburse Landlord upon demand for all costs and expenses paid or incurred by Landlord in curing such default, including interest thereon from the respective dates of Landlord's making the payments and incurring such costs, at the rate set forth in Article III(B), which sums and costs together with interest thereon shall be deemed "Additional Rent" payable promptly upon being billed therefor.

     H. Self Help. The  performance by either party of the defaulted  obligation
        ---------
of the other party shall be deemed a cure of that default, giving rise to an obligation of the other party to pay the performing party the amount of its cost of performance. However, the failure to pay said amount within ten (10) days after written demand therefor shall be an act of default without the necessity of any further notice or opportunity to cure, anything contained in Article XX.(D) to the contrary notwithstanding. In determining the cost of either party performing the obligation of the other under this Lease, the performing party may include all reasonable costs incurred in performing the other party's obligation.

                          ARTICLE XXI. ATTORNEYS FEES
                          ------------ --------------

     In the event either party hereto brings or commences legal proceedings to enforce any of the terms of this Lease, the successful party shall then be entitled to receive from the other party, a reasonable sum of attorneys' fees and costs, to be fixed by the court in the same action.

                             ARTICLE XXII. NOTICES
                             ------------- -------

     All notices and other communications hereunder (hereinafter collectively referred to as "notices") required to be given or which may be given hereunder shall be in writing and shall be sent by (a) certified or registered mail, return receipt requested, postage prepaid, or (b) national prepaid overnight delivery service, or (c) telecopy or other facsimile transmissions (followed with "hard" copy sent by national prepaid overnight delivery service), or (d) personal delivery with receipt acknowledged in writing, directed as follows:

                  Landlord:    The Address designated in Article I(A)

                  Tenant:      The Address designated in Article I(B)

     Any notice so sent by certified or registered mail shall be deemed given on the date of receipt or refusal as indicated on the return receipt. Any notice sent by telecopy or other facsimile transmission shall be deemed given when the "hard" copy sent by national prepaid overnight delivery service is received or refused. All other notices shall be deemed given when actually received or refused by the party to whom the same is directed. A notice may be given either by a party or by such party's attorney. Either party may designate by notice given to the other in accordance with the terms of this Article XXII, additional or substitute parties or addresses to whom notices should be sent hereunder.

                 ARTICLE XXIII. CERTIFICATES AND SUBORDINATION
                 -------------- ------------------------------

     A. Certificates.  Either party shall,  without charge, at any time and from
        ------------
time to time hereafter, within ten (10) days after written request of the other, certify by written instrument duly executed and acknowledged to any (i) beneficiary under a deed of trust encumbering the Premises, (ii) purchaser of the Premises, (iii) assignee of Tenant's leasehold, (iv) sublessee of Tenant, or
(v) any proposed beneficiary, purchaser, assignee or sublessee:

          (a) As to whether this Lease has been supplemented or amended, and if so, identifying the documents that do so;

          (b) As to the validity and force and effect of this Lease, in accordance with the tenor as then constituted;

          (c) As to the existence of any default under this Lease, and if so, specifying the same;

          (d) As to the performance of any specific obligation under this Lease;

          (e) As to the dates to which the annual rent, percentage rent, additional rent and any other charges due under this Lease have been paid;

          (f) As to the existence of any offset, counterclaims or defenses on the part of either party;

          (g) As to the commencement and expiration dates of the term of this Lease and the number and length of any renewal options; and

          (h) As to any other specific matter as may reasonably be requested.

     B. Subordination.
        -------------

          (a) This Lease is subject and subordinate to any mortgage and/or deed of trust which may now or hereafter affect this Lease or the Premises, and to all renewals, modifications, consolidations, replacements and extensions thereof. This clause shall be self-operative and no further instrument of subordination shall be required by any mortgagee or trustee. In confirmation of such subordination, Tenant shall execute promptly any confirmation of such subordination, Tenant shall execute promptly any certificate that Landlord may request. Notwithstanding the foregoing, the party secured by any such deed of trust or mortgage shall have the right to recognize this Lease and, in event of any foreclosure sale under such deed of trust or mortgage, this Lease shall continue in full force and effect at the option of the party secured by such deed of trust or mortgage or the purchaser under any such foreclosure sale; and Tenant covenants and agrees that it will, at the written request of the party secured by any such deed of trust or mortgage, execute, acknowledge and deliver any instrument that has for its purpose and effect the subordination to said mortgage or deed of trust of the lien of this Lease.

          (b) Tenant agrees to give any mortgagees and/or trust deed holders, by Registered Mail, a copy of any notice of default served upon the Landlord, provided that prior to such notice Tenant has been notified, in writing (by way of notice of assignment of rents and leases, or otherwise), of the address of such mortgagees and/or trust deed holders. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the mortgagees and/or trust deed holders shall have an additional thirty (30) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary if within such thirty (30) days, any mortgagee and/or trust deed holder has commenced and is diligently pursuing the remedies necessary to cure such default, (including but not limited to commencement of foreclosure proceedings, if necessary to effect such cure) in which event this Lease shall not be terminated while such remedies are being so diligently pursued. Landlord agrees that it will, upon request from Tenant from time to time, confirm to Tenant the name and address of Landlord's current mortgagee and/or trust deed holders entitled to notice hereunder. In no event, however, shall a notice by Tenant to Landlord hereunder be deemed defective by reason of Tenant's failure to notify such mortgagees and/or trust deed holders if Tenant has used good faith efforts to determine the identities and addresses of such mortgagees and/or trust deed holders by requesting same form Landlord.

          (c) Tenant shall attorn to any foreclosing first mortgagee, purchaser at a foreclosure sale, or purchaser by deed in lieu of foreclosure, but no such mortgagee or purchaser shall be (i) bound by any payment of rent, additional rent or other charge made more than one (1) calendar month in advance of the due date thereof, or (ii) bound by any amendment or modification to this Lease made without the express written consent of such mortgagee or purchaser, provided that such mortgagee or purchaser provides prompt written notice to Tenant of the termination of its interest in the Premises.

          (d) Upon request of Tenant, the Landlord will execute a Landlord's Agreement with any lender of Tenant upon substantially the same terms and conditions as are contained in the form of Landlord's Agreement attached hereto as Exhibit B.

             ARTICLE XXIV. LANDLORD REPRESENTATIONS AND WARRANTIES
             ------------- ---------------------------------------

         Landlord warrants and represents that:

          (a) Landlord holds title to the Premises;

          (b) It has the authority to enter into this Lease;

         Landlord covenants that as of the Commencement Date:

         That all of the warranties and representations contained in Subsections
(a) and (b) above shall be true; and

          Neither the acceptance of the Premises nor the commencement of the payment of Rent shall be deemed a waiver of these covenants.

          The  covenants,  warranties  and  representations  contained  in  this
     Article XXIV shall be deemed breached when Tenant knows of the breach. In the event of such a breach, Tenant, in addition to any other remedy it may have, may terminate this Lease in the manner provided by Article XX(F).

                       ARTICLE XXV. INTENTIONALLY DELETED
                       ------------ ---------------------

                          ARTICLE XXVI. MISCELLANEOUS
                          ------------- -------------

     A.  Binding  Effect.  This  Lease  shall be  binding  upon and inure to the
         ---------------
benefit of Landlord and Landlord's successors and assigns. This Lease shall be binding upon and inure to the benefit of Tenant and Tenant's heirs, legal representatives, successors and assigns.

     B.  Entire  Agreement.  This  Lease  and the  Exhibits  and  Rider (if any)
         -----------------
attached to this Lease set forth all the covenants, promises, assurances, agreements, representations, conditions, warranties, statements and understandings (the "Representations" collectively) between Landlord and Tenant concerning the Premises and there are no Representations, either oral or written, between them other than those in this Lease. This Lease supersedes and revokes all previous negotiations, arrangements, letters of intent, offers to lease, reservations of space, lease proposals, brochures, Representations and information conveyed, whether oral or in writing, between the parties or their respective representatives or any other person purporting to represent Landlord or Tenant. No subsequent alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless in writing signed by both parties. All Exhibits attached to this Lease are made a part of this Lease and incorporated by this reference into this Lease.

     C. No Accord.  No payment  by Tenant or  receipt  by  Landlord  of a lesser
        ---------
amount than any installment or payment of Rent due shall be deemed to be other than on account of the amount due, and no endorsement or statement on any check or any letter accompanying any check or payment of Rent shall be considered an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or payment of Rent or pursue any other remedies available to Landlord. No receipt of money by Landlord from Tenant after the termination of this Lease or Tenant's right to possession of the Premises shall reinstate, continue or extend the Term. Landlord may allocate payments received from Tenant to outstanding account balances of Tenant under this Lease in the manner determined by Landlord and Landlord shall not be bound by any allocations of such payments made by Tenant by notation or endorsement on checks or otherwise.

     D. Broker. Tenant represents to Landlord that except for the brokers stated
        ------
in Article I(F), Tenant has not dealt with any real estate broker, sales person, or finder in connection with this Lease, and no such person initiated or participated in the negotiation of this Lease, or showed the Premises to Tenant. Tenant agrees to indemnify, defend and hold Landlord harmless from and against any and all claims, demands, liabilities, actions, damages, costs and expenses (including reasonable attorneys' fees) for brokerage commissions or fees arising out of a breach of such representation.

     E.  Memorandum of Lease and Option.  For the purposes of recording  some of
         ------------------------------
the basic terms and conditions of this Lease, including the Options to Purchase, Landlord and Tenant agree to execute, within 30 days after the execution of this Lease, a short form of Lease prepared by Tenant and approved by Landlord. It is understood that such short form of Lease is for purposes of recordation only and is not intended and shall not in any way modify, amend, supersede, or otherwise affect this Lease.

     F. No Waiver.  The receipt by Landlord  of any Rent with  knowledge  of the
        ---------
breach of any covenant of this Lease by Tenant shall not be deemed a waiver of such breach or any subsequent breach of this Lease by Tenant and no provision of this Lease and no breach of any provision of this Lease shall be deemed to have been waived by Landlord unless such waiver be in writing signed by Landlord.

     G.  Applicable  Law. This Lease shall be construed in  accordance  with the
         ---------------
laws of the State in which the Premises are situated.

     H. Time.  Time is of the essence of this Lease and the  performance  of all
        ----
obligations under this Lease.

     I. Severability.  If any clause, phrase, provision or portion of this Lease
        ------------
or the application of same to any person or circumstance shall be invalid or unenforceable under applicable law, such event shall not affect, impair or render invalid or unenforceable the remainder of this Lease, nor any other clause, phrase, provision or portion of this Lease, nor shall it affect the application of any clause, phrase, provision or portion of this Lease to other persons or circumstances.

     J. No Waste.  Tenant covenants,  subject to the terms of this Lease, not to
        --------
do or suffer any waste or damage to, or impairment of the value of, the Premises.

     K.  Inspections.  Tenant  agrees  to  permit  Landlord  and the  authorized
         -----------
representatives of Landlord, upon reasonable notice from Landlord, to enter the Premises at all reasonable times for the purposes of (a) inspecting the same, and (b) making any necessary repairs to the Premises and performing any work therein that may be necessary by reason of Tenant's default under the terms of this Lease. Nothing herein shall imply any duty upon the part of Landlord to do any work which under any provision of this Lease, Tenant may be required to perform and the performance thereof by Landlord shall not constitute a waiver of Tenant's default in failing to perform the same. Landlord may, during the progress of any such work in the Premises, keep and store upon the Premises all necessary materials, tools and equipment. Landlord shall not in any event be liable for any inconvenience, annoyance, disturbance, or damage to Tenant or any permitted sublessee or occupant of the Premises by reason of making such repairs or the performance of any such work in the Premises, or on account of bring materials, supplies and equipment into or through the Premises during the course thereof, and the obligations of Tenant under this Lease shall not thereby be affected in any manner whatsoever.

                       ARTICLE XXVII. OPTION TO PURCHASE
                       -------------- ------------------

     A. Purchase Option. In consideration of the Premises, Landlord hereby grants to Tenant the option ("Purchase Option") to purchase the Premises.

     Provided that Tenant is not in default of its obligations under this Lease, Tenant may exercise the Purchase Option at any time during and prior the the end of the fifth year of the Lease Term by giving to Landlord written notice to that effect which designates the date on which the sale and purchase of the Premises shall be closed ("Exercise Notice"), which closing date shall be at any time within 90 days from the date of such Exercise Notice. A deposit of $50,000.00 shall be deposited with the agent appointed in connection with the Escrow, as hereinafter defined within three (3) days of the date of the Exercise Notice.

     If Tenant does not exercise the Purchase Option by giving the Exercise Notice, or if the Tenant fails to pay the Purchase Option Price ( as defined below) within 30 days after it is then due and payable, or if the Lease is terminated in accordance with its terms prior to the expiration date of the Lease, then the Purchase Option shall thereupon terminate and neither Landlord nor Tenant shall have any right, obligation or liability under this Article XXVII.

     B. Purchase Option Price. Tenant shall pay to Landlord on an all cash basis
        ---------------------
the sum of: $2,157,687.50 for the purchase price of the Premises in the event it exercises the Purchase Option (the "Purchase Option Price").

     C. Closing.  Upon Tenant's  exercise of the Purchase  Option,  the sale and
        -------
purchase of the Premises shall be consummated ("Closing") on the date ("Closing Date") which is selected by Tenant in the Exercise Notice. Notwithstanding anything herein to the contrary, the Closing Date shall occur no later than ninety (90) days after the issuance of the Exercise Notice.

     The Closing shall take place through a deed and money escrow ("Escrow") with the Escrowee or any other agent acceptable to Tenant. Payment of the Purchase Price and delivery of the "Deed" (as hereafter defined) and other documents required to be delivered at the Closing shall be made through the Escrow. The cost of the Escrow shall be divided equally between Landlord and Tenant, except in the event of a default, in which case the party at fault shall pay for the entire cost of the Escrow.

     At the Closing, Landlord shall sell and convey to Tenant (or Tenant's nominee) good and marketable fee simple title to the Premises by a recordable Special Warranty Deed ("Deed") subject only to current non-delinquent real estate taxes and such other easements or exceptions which, in Tenant's reasonable determination, do not materially and adversely affect the value, development, use or ownership of the Premises (the "Permitted Exceptions").

     D. Title and  Survey.  Not less than  thirty (30) days prior to the Closing
        -----------------
Date, Landlord shall deliver to Tenant a commitment (the "Commitment") in the amount of the Purchase Price issued by the Title Company as shall be acceptable to the parties and a current survey ("Survey") of the Premises prepared by a registered New York land surveyor in accordance with 1999 ALTA/ASCM Minimum Survey Standards certified to Tenant and the Title Company which contains an accurate legal description of the Premises and indicates the following: (i) the boundary lines of the Premises and the number of square feet contained therein;
(ii) the location and course of all utility and other lines and easements, either visible or recorded, and the recording references thereof; (iii) all public and private streets, roads, driveways, and rights-of-way on or abutting the Premises; and (iv) no encroachments by any improvements from adjoining property onto the Premises. The Survey shall be in form and content sufficient to cause the Title Company to delete all survey exceptions from the "Title Policy" (as hereinafter defined). If the Commitment discloses encumbrances or exceptions to title other than the Permitted Exceptions (such other exceptions being referred to as "Unpermitted Exceptions"), or the Survey furnished to Tenant does not comply with the foregoing requirements (any items which cause the Survey not to comply being referred to as "Survey Defects"), Landlord, at its sole cost and expense, shall cause the Unpermitted Exceptions to be removed from the Commitment and Survey Defects to be removed prior to the Closing.

     If the Survey Defects and Unpermitted Exceptions, if any, have not been so removed prior to the Closing, Tenant, at is sole option and upon notice to Landlord, may elect to terminate its exercise of the Option or proceed to Closing, and accept title subject to such Survey Defects and Unpermitted Exceptions. In the event the Option is so terminated, neither party shall have any further liability or obligation hereunder.

     Landlord, at Landlord's expense, shall furnish through the Escrow to Tenant, and the consummation of the Closing shall be conditioned upon the issuance to Tenant by the Title Company of an ALTA Owner's Title Insurance Policy Form B-1992 (the "Title Policy") in the amount of the Purchase Price, insuring fee simple title to the Premises in Tenant (or Tenant's nominee), subject only to the Permitted Exceptions, and containing such endorsements as are specified by Tenant, including, without limitation, an extended coverage endorsement deleting the general exceptions customarily set forth in the Title Policy.

     E.  Prorations and Costs.  Rent shall be prorated on a statement  ("Closing
         --------------------
Statement") as of the Closing Date on amortized basis. There shall be no proration of the real estate taxes. Landlord shall pay for the Commitment and Title Policy to be issued by the Title Company, the cost of recording documents to clear Landlord's title and all recording costs other than those to be paid by Tenant, the local real estate conveyance taxes with respect to the Deed, the cost of the Survey and one-half of the cost of the Escrow. Tenant shall pay for the cost of recording the Deed and one-half of the cost of the Escrow.

     F. Landlord's Closing Documents. At the Closing,  Landlord shall furnish to
        ----------------------------
Tenant by depositing the same in the Escrow the following documents, each of which shall be in a form reasonably satisfactory to Tenant's counsel:

          (i) The Deed executed by Landlord conveying the Tenant or nominee good and marketable title to the Premises in fee simple, free and clear of all liens, claims, encumbrances, assessments, restriction and exceptions except for the Permitted Exceptions;

          (ii) Affidavit of Title in customary form executed by Landlord;

          (iii) A Survey of the Premises which satisfies the requirements above;

          (iv) Closing Statement referred to above signed by Landlord; and

          (v) Letter(s) from the holder(s) of any existing mortgage affecting all or any portion of the Premises indicating the sum required to be paid at the Closing in order to release the Premises from the lien thereof.

     G. Tenant's Closing Documents.  Provided that Landlord has performed all of
        --------------------------
its obligations under this Article XXVII including, without limitation, the making of all deposits in the Escrow required under subsection (F) above, Tenant shall deposit or cause to be deposited in the Escrow the following:

          (i) The Purchase Price, plus or minus net credits and prorations in immediately available funds; and

          (ii) Closing Statement signed by Tenant.

     H. The provisions of Article XI and Article XV shall be applicable in the event the occurrences described in those Articles occurs prior to the Closing Date. The rights of Tenant or Landlord thereunder to terminate this Lease as set forth in those Articles shall continue if the events described in those Articles occur prior to the Closing Date.

     I. In the event Tenant shall fail to consummate the purchase transaction set forth herein for any reason, except for Landlord's inability to deliver title in accordance herewith, Tenant shall forfeit its Purchase Option exercise deposit and any earned interest which shall be retained by Landlord as liquidated damages under this Article XXVII. Tenant shall, as a result of such default, forever forfeit its option rights hereunder which shall be deemed extinguished by its inability to close hereunder. Notwithstanding Tenant's exercise of the Purchase Option hereunder, or its failure to close, the rental payments and all other obligations hereunder shall continue until title to the Premises has passed to Tenant hereunder. In the event Landlord is unable to deliver title to the Premises pursuant to the terms of this Article XXVII to Tenant, then Tenant shall be entitled to a refund of its deposit and all earned interest thereon, and upon such refund the Purchase Option rights hereunder shall be deemed extinguished, provided however Tenant shall be entitled to any remedy it may have at law with respect to Landlord's failure to perform its obligations pursuant to Tenant's exercise of its Purchase Option. Landlord's inability to deliver title or Tenant's inability to close in accordance with this Article XXVII shall not constitute a default by Landlord or Tenant hereunder and Tenant's obligations under this Lease shall continue in accordance with these Lease terms, notwithstanding such failure to consummate the Closing hereunder.

     IN WITNESS WHEREOF, the parties have signed triplicate counterparts hereof as of the date and year hereinabove set forth.


LANDLORD:                                   TENANT:
--------                                    ------

BRADCO SUPPLY CORPORATION                   WICKES INC., a Delaware corporation
a New Jersey corporation



                                            By:___________________________
By:___________________________              Its:__________________________
Its:__________________________

STATE OF _________         )
                           ) SS.
COUNTY OF ________         )

     THIS DAY, PERSONALLY APPEARED BEFORE ME, the undersigned authority in and for the state and county aforesaid, the within named _______________ of Bradco Supply Corporation, a New Jersey corporation, who acknowledged that as such _________, he signed and delivered the above and foregoing Lease on the day and in the year therein mentioned, and for the purposes therein stated as the voluntary act and deed of said partnership, pursuant to full authority in him duly vested to do so.

     GIVEN UNDER MY HAND AND OFFICIAL SEAL OF OFFICE, this _____ day of _________, 2003.

                                  ---------------------------
                                  NOTARY PUBLIC


[SEAL]


STATE OF ___________       )
                           ) SS.
COUNTY OF __________       )


     THIS DAY, PERSONALLY APPEARED BEFORE ME, the undersigned authority in and for said county and state, the within named, __________________, acting ____________________ of WICKES INC., who acknowledged that as such officer, he signed and delivered the above and foregoing Lease on the day and in the year therein mentioned and for the purposes therein stated, as the voluntary act and deed of such corporation, pursuant to full authority in him duly vested to do so.

     GIVEN UNDER MY HAND AND OFFICIAL SEAL OF OFFICE, this _____ day of __________, 2003.

                                  ---------------------------
                                  NOTARY PUBLIC



 [SEAL]

                                    EXHIBIT A
                                    ---------

                          LEGAL DESCRIPTION OF PREMISES
                          -----------------------------


 ALL THAT CERTAIN lot or piece of ground, Situated in West Whiteland Township, Chester County, State of Pennsylvania described as follows:

BEGINNING at a spike in the Lionville-Whitford Road said spike North 29 degrees 20 minutes West 158 feet from a spike marking the intersection of said road and the center of the Reading Railroad right of way; thence still by said road North 29 degrees 20 minutes West 242.00 feet to a spike; thence by S.R. Thomas the following two courses and distances: (1) North 62 degrees 52 minutes East (passing over an iron pin on the East side of said road) 1,000.00 feet to an iron pin; (2) South 29 degrees 20 minutes East 400 feet to the center of the Reading Railroad; thence by said Railroad South 62 degrees 52 minutes West 873.5 feet (passing over iron pipes) to the corner of lands of the Philadelphia Electric Company; thence by said Philadelphia Electric Company the following two courses and distances; (1) North 29 degrees 20 minutes West 158 feet to a point;
(2) South 62 degrees 52 minutes West 126.5 feet to the point of beginning.

CONTAINING 8.717 acres more or less.

CHESTER COUNTY TAX PARCEL 41-5-129.3

BEING the same premises which Sarah R. Thomas, singlewoman by deed dated 7/13/1973 and recorded in the County of Chester in Deed Book 1139 page 429, granted and conveyed unto Wickes Lumber Company, a Delaware corporation, in fee.

                                    EXHIBIT B
                                    ---------

                              Landlord's Agreement
                              --------------------
LANDLORD'S WAIVER

THIS LANDLORD'S WAIVER (this "Agreement"), executed and delivered as of this _____ day of _________, 2003, by and between Bradco Supply Corporation, a New Jersey corporation ("Landlord"), Wickes Inc., a Delaware corporation ("Borrower"), and Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., as agent ("Agent") for certain lenders ("Lenders").


                               W I T N E S S E T H
                               -------------------

WHEREAS, Agent, Lenders and Borrower have entered, and may from time to time hereafter enter, into various agreements, instruments and documents (collectively the "Financing Agreements") providing for Agent and Lenders to make or cause to be made certain financial accommodations for the benefit of Borrower; and WHEREAS, to secure payment and performance of all of Borrower's obligations and liabilities to Agent and Lenders under the Financing Agreements ("Borrower's Liabilities"), Agent and Lenders have required that Borrower grant to Agent a security interest in all of Borrower's personal property and all products and proceeds of the foregoing (the "Collateral"); and WHEREAS, all or some of the Collateral is now or from time to time hereafter may be located at the premises known as 145 S. Whitford Road, Exton, Pennsylvania 19341 (the "Premises") and legally described on Exhibit A hereto, which Premises are owned and leased by Landlord to Borrower pursuant to a certain Lease dated _______________, 2003, a true and correct copy of which is attached hereto as Exhibit B (such Lease, together with any and all renewals, extensions, amendments, modifications, substitutions, and replacements thereof, being hereinafter referred to as the "Lease"); and WHEREAS, Landlord wishes to continue to lease the Premises to Borrower and receive rental payments therefor pursuant to the Lease and, accordingly, wishes for Borrower to remain in business and continue to operate the same; and WHEREAS, Borrower, to remain in business and continue to operate the same, may require, or receive the benefit of, loans or advances from Agent and Lenders pursuant to the Financing Agreements, and Agent and Lenders, as a condition precedent to making such loans or advances, have required Landlord and Borrower to execute and deliver this Agreement; NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Landlord hereby covenants and agrees with Agent as follows:
Landlord hereby certifies, as of the date hereof, that (a) the Lease is in full force and effect, (b) the Lease has not been modified, supplemented or amended in any way, and (c) there is no default by Borrower in the performance of any of its obligations under the Lease, and there is no fact or circumstance which, with the giving of notice or the passage of time, would become a default.

Landlord agrees that the Collateral is and shall remain personal property notwithstanding the manner or mode of the attachment of any item of Collateral to the Premises, and is not, and shall not become, or be deemed to be, fixtures. In the event Agent notifies Landlord of a default by Borrower under the Financing Agreements and of Agent's election to remove the Collateral from the Premises, Agent may enter the Premises for the purpose of repossessing, removing, selling, or otherwise dealing with the Collateral or any part thereof in accordance with the terms and conditions of the Financing Agreements without objection, delay, hindrance or interference by Landlord and in such case Landlord will make no claim or demand whatsoever against the Collateral. Without limitation of the foregoing, Landlord agrees that it will permit Agent to enter and remain on the Premises to remove the Collateral for up to ninety (90) days after Agent notifies Landlord of a default, so long as Agent (a) pays rent to Landlord at the rate applicable under the Lease, together with any and all other monetary amounts payable under the Lease, and (b) delivers to Landlord a certificate of liability insurance for the Premises to the extent required under the Lease, which certificate shall identify Landlord as an additional insured, in the case of (a) and (b) above for the period Agent remains on the Premises. Among other things, Landlord will cooperate with Agent in its efforts to assemble all of the Collateral located on the Premises, permit Agent to enter the Premises to appraise, display, remove, maintain, prepare for sale or lease, transfer and/or sell the Collateral from the Premises, and not hinder Agent's actions in enforcing its security interest in the Collateral.

Landlord waives each and every right which Landlord now has or hereafter may have, under the laws of the State of Pennsylvania, or by virtue of the Lease, or by virtue of Borrower's occupation of the Premises, to levy or distrain upon, for rent, in arrears, in advance or both or for any monetary obligation arising by reason of default under the Lease, or to claim or assert any lien, right, claim or title to any or all of the Collateral, which now or hereafter may be, or may be installed, on said Premises. Agent and Landlord hereby agree that the provisions of this Section 3 are made in favor, and shall inure to the benefit, of only Agent and its successors and assigns, and to no other persons.

Agent may, without affecting the validity of this Agreement, extend, amend or in any way modify the terms of the Financing Agreements.

If, for any reason whatsoever, Landlord either deems itself entitled to recover possession of the Premises during the term of the Lease or intends to sell or otherwise transfer all or any part of its interest in the Premises, Landlord will notify Agent at least thirty (30) days before taking such action.

Agent may, at any time or times hereafter, without any fee or charge for rent, enter upon the Premises to inspect Borrower's assets located on the Premises.

This Agreement shall inure to the benefit of the successors and assigns of Agent and Lenders and shall be binding upon the heirs, personal representatives, successors and assigns of Landlord and Borrower. In the event that Landlord conveys the Premises, Landlord shall give the successor owner notice that it has entered into this Agreement and shall deliver to such successor owner a copy hereof.

This Agreement shall continue in force until all of Borrower's obligations and liabilities are paid and satisfied in full and all obligations of Agent and Lenders under the Financing Agreements have been terminated.

All notices given under this Agreement shall be sent either by U.S. Mail, postage prepaid, certified, return receipt requested, or by Federal Express or other overnight courier service, to the addressee thereof, at the following addresses:

             If to Landlord:    Bradco Supply Corporation
                                13 Production Way
                                Avenel, NJ 07001
                                Attn: Treasurer

             If to Borrower:    Wickes Inc.
                                706 North Deerpath Drive
                                Vernon Hills, IL 60061
                                Attn:  Real Estate Department

             If to Agent:       Merrill Lynch Capital
                                222 North LaSalle Street, 16th Floor
                                Chicago, Illinois 60601
                                Attn: Legal Department

         [signatures follow]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered as of the day and year specified at the beginning hereof.

                                 LANDLORD:

                                 Bradco Supply Corporation,
                                 a New Jersey corporation


                                 By_____________________________________________
                                 Its____________________________________________


                                 BORROWER:

                                 Wickes Inc.,
                                 a Delaware corporation


                                 By_____________________________________________
                                 Its____________________________________________

                                 AGENT:

                                 Merrill Lynch Capital, a division of Merrill
                                 Lynch Business Financial Services Inc., as
                                 Agent


                                 By_____________________________________________
                                 Its____________________________________________